Pzena Emerging Markets Value Fund
Schedule of Investments
May 31, 2025 (Unaudited)

COMMON STOCKS - 91.8%	Shares	Value
Brazil - 7.2%
Ambev S.A.	20,923,000	$51,104,871
Banco do Brasil S.A.	7,145,700	29,259,952
Natura & Co. Holding S.A. (a)	18,288,700	33,574,849
Neoenergia S.A.	5,704,950	24,936,402
Vale S.A.	3,970,100	36,254,624
		175,130,698

China - 23.6%
Alibaba Group Holding, Ltd.	4,902,300	71,210,923
Baidu, Inc. - ADR (a)	134,228	10,993,273
Baidu, Inc. - Class A (a)	3,303,900	34,403,774
Beijing Oriental Yuhong Waterproof Technology Co., Ltd. - Class A	19,350,745	30,038,262
China Merchants Bank Co., Ltd. - Class H	8,248,000	51,437,579
China Overseas Land & Investment, Ltd.	43,430,118	73,111,879
GF Securities Co., Ltd. - Class H	4,224,600	5,948,092
Haier Smart Home Co., Ltd. - Class H	19,743,000	57,911,390
Ping An Insurance Group Co. of China, Ltd. - Class H	4,947,000	29,116,329
Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	19,146,183	13,698,344
Tencent Holdings, Ltd.	902,900	57,367,561
Weichai Power Co., Ltd. - Class H	26,693,000	52,221,069
Zhejiang Longsheng Group Co., Ltd. - Class A	13,845,905	18,876,188
Zhongsheng Group Holdings, Ltd.	15,482,500	23,378,455
ZTO Express Cayman, Inc.	934,250	16,478,144
ZTO Express Cayman, Inc. - ADR	1,378,959	24,269,678
		570,460,940

Hong Kong - 8.6%
Galaxy Entertainment Group, Ltd.	13,976,000	59,532,260
Man Wah Holdings, Ltd.	30,087,845	15,962,739
Pacific Basin Shipping, Ltd.	201,210,066	49,782,241
WH Group, Ltd. (b)	75,975,700	70,151,390
Yue Yuen Industrial (Holdings), Ltd.	7,769,500	11,712,067
		207,140,697

Hungary - 4.4%
MOL Hungarian Oil & Gas PLC	2,849,585	24,639,687
OTP Bank PLC	597,584	45,321,904
Richter Gedeon PLC	1,251,448	36,409,976
		106,371,567

India - 4.6%
HDFC Bank, Ltd.	2,185,782	49,677,212
Shriram Finance Ltd.	2,610,805	19,505,909
UPL Ltd.	5,668,301	41,590,724
		110,773,845

Indonesia - 2.2%
Bank Rakyat Indonesia Persero Tbk	194,469,000	53,123,821

Kazakhstan - 1.2%
Kaspi.kz JSC - ADR	379,408	30,263,479

Peru - 2.2%
Credicorp, Ltd.	247,531	52,429,541

Republic of Korea - 15.1%
DB Insurance Co., Ltd.	535,307	38,992,791
Hankook Tire & Technology Co., Ltd.	1,751,037	48,862,017
Hyundai Mobis Co., Ltd.	267,638	49,077,636
KB Financial Group, Inc.	675,120	51,036,469
Orion Corp.	413,840	33,114,399
Samsung Electronics Co., Ltd.	2,284,893	93,071,672
Shinhan Financial Group Co., Ltd.	954,930	40,212,679
WONIK IPS Co., Ltd.	646,815	10,688,832
		365,056,495

Romania - 0.5%
Banca Transilvania S.A.	1,633,288	10,988,583

Russia - 0.0%(c)
Sberbank of Russia PJSC - ADR (a)(d)	408,511	4,085

Saudi Arabia - 1.4%
Saudi Arabian Oil Co. (b)	5,206,581	34,695,274

Singapore - 1.9%
Wilmar International, Ltd.	19,829,300	46,892,316

Taiwan - 8.3%
Compal Electronics, Inc.	15,767,161	15,152,385
Hon Hai Precision Industry Co., Ltd.	6,810,132	35,449,909
Nien Made Enterprise Co., Ltd.	1,787,000	25,819,477
Taiwan Semiconductor Manufacturing Co., Ltd.	2,968,000	95,769,091
United Integrated Services Co., Ltd.	1,516,000	28,277,825
		200,468,687

Thailand - 4.1%
Bangkok Bank Public Co., Ltd.	5,287,900	22,793,020
Bangkok Bank Public Co., Ltd. - NVDR	4,268,000	18,396,832
Indorama Ventures PCL - NVDR	33,708,600	20,844,858
SCB X PCL	10,060,900	36,317,619
		98,352,329

Turkey - 1.0%
Akbank T.A.S.	17,961,980	23,337,657

United Arab Emirates - 0.5%
Abu Dhabi Commercial Bank PJSC	3,625,099	11,922,460

United Kingdom - 1.0%
Standard Chartered PLC	1,621,288	25,295,763

United States - 2.5%
Cognizant Technology Solutions Corp. - Class A	732,662	59,338,295

Vietnam - 1.5%
Vietnam Dairy Products JSC	17,444,010	36,770,058
TOTAL COMMON STOCKS (Cost $2,035,551,324)		2,218,816,590

PREFERRED STOCKS - 4.6%
Brazil - 4.6%
Cia Energetica de Minas Gerais, 17.01%	22,011,363	41,679,003
Itau Unibanco Holding S.A., 6.39%	5,634,567	36,893,878
Petroleo Brasileiro S.A., 11.44%	6,226,300	33,790,428
TOTAL PREFERRED STOCKS (Cost $100,615,272)		112,363,309

SHORT-TERM INVESTMENT - 3.7%
Money Market Fund - 3.7%
First American Government Obligations Fund - Class X, 4.22% (e)	88,790,016	88,790,016
TOTAL SHORT-TERM INVESTMENT (Cost $88,790,016)		88,790,016

TOTAL INVESTMENTS - 100.1% (Cost $2,224,956,612)		2,419,969,915
Liabilities in Excess of Other Assets - (0.1)%		(2,315,450)
TOTAL NET ASSETS - 100.0%		$2,417,654,465
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
NVDR - Non-Voting Depositary Receipt

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of May 31, 2025, the value of these securities total $104,846,664 or 4.3% of the Fund’s net assets.

(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $4,085 or 0.0% of net assets as of May 31, 2025.

(e)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

Pzena Emerging Markets Value Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total

Investments:
Common Stocks	$2,218,812,505	$–	$4,085	$2,218,816,590
Preferred Stocks	112,363,309	–	–	112,363,309
Short-Term Investment	88,790,016	–	–	88,790,016
Total Investments	$2,419,965,830	$–	$4,085	$2,419,969,915

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

Fair Value Measurement Using Significant Unobservable Inputs	Level 3
Beginning balance as of February 28, 2025	$4,085
Ending balance as of May 31, 2025	$4,085
$0
Change in unrealized appreciation / (depreciation) still held as of May 31, 2025	$-
0